EXECUTION VERSION AMENDMENT NUMBER SEVEN to the Master Loan and Security Agreement Dated as of March 7, 2013 among EACH OF THE ENTITIES LISTED ON ANNEX I HERETO, J.P. MORGAN CHASE BANK, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION This AMENDMENT NUMBER SEVEN to the Master Loan and Security Agreement (this “Amendment”) is made this 7th day of June, 2016, by and among each of the borrower entities listed on Annex I hereto (individually, each a “Borrower”, and collectively, the “Borrowers”) and J.P. MORGAN CHASE BANK, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION (individually, each a “Lender”, and collectively, the “Lenders”). WHEREAS, Borrowers and Lenders are parties to that certain Master Loan and Security Agreement, dated as of March 7, 2013, as supplemented and amended by that certain Increased Commitment Supplement, Omnibus Joinder and Amendment Agreement, dated as of June 6, 2013, and as further supplemented and amended by that certain Second Omnibus Joinder and Amendment Agreement, dated as of June 21, 2013, and as further supplemented and amended by that certain Notice and Acknowledgment with respect to Master Loan and Security Agreement, dated as of August 7, 2013, and as further amended and supplemented by that certain Increased Commitment Supplement, Omnibus Joinder and Amendment Agreement, dated as of September 30, 2013, and as further supplemented and amended by that certain Amendment Number Four to the Master Loan and Security Agreement, dated as of October 29, 2014 and as further supplemented by that certain Fifth Omnibus Joinder and Amendment Agreement, dated March 9, 2015 and as further supplemented and amended by that certain Amendment Number Six to the Master Loan and Security Agreement, dated as of February 24, 2016 (collectively, and as further amended, joined, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”); and WHEREAS, Borrowers and Lenders have agreed to amend the Loan Agreement as set forth herein. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows: SECTION 1. Amendment. Effective as of June 7, 2016 (the “Amendment Effective Date”), the Loan Agreement is hereby amended as follows: (a) Section 2 of the Loan Agreement is hereby amended by deleting the definition of “Revolving Period” in its entirety and replacing it with the following (modified text underlined for review purposes): “Revolving Period”: The period commencing on the Closing Date and ending on the earlier of (x) September 7, 2016 and (y) if the Facility Termination Date shall have

2 occurred under clause (ii) or (iii) of the definition of such term, such Facility Termination Date. SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement. SECTION 3. Condition Precedent. As a condition precedent to the effectiveness of this Amendment, Borrowers shall remit to Lenders (on a pari passu and pro rata basis in accordance with each Lender’s respective Commitment) an extension fee attributable to the extension of the Revolving Period in immediately available funds in the aggregate amount of $350,000 (the “Extension Fee”). The Extension Fee shall be deemed due, earned and payable in full on the date hereof and shall be non-refundable when paid. SECTION 4. Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby. SECTION 5. Representations. In order to induce Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to Lenders that as of the date hereof, except as otherwise expressly waived by Lenders in writing (i) the representations and warranties contained in the Loan Agreement and contained in the other Loan Documents are true and correct in all material respects as to each Borrower as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Loan Agreement. SECTION 6. Fees and Expenses. Subject to the limitations specified in Section 13.02 of the Loan Agreement, Borrower agrees to pay to Lenders all reasonable and documented fees and out of pocket expenses incurred by Lenders in connection with this Amendment (including all reasonable and documented fees and out of pocket costs and expenses of Lenders’ legal counsel incurred in connection with this Amendment) pursuant to Section 13.02 of the Loan Agreement. SECTION 7. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection with this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law, which shall govern). SECTION 8. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment shall raise the use

3 of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense. [SIGNATURE PAGE FOLLOWS]

Signature Page to Amendment Number Seven to Master Loan and Security Agreement IN WITNESS WHEREOF, Borrowers and Lenders have caused this Amendment to be executed and delivered by their duly authorized officers as of the Amendment Effective Date. WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By:____/s/ Randall T. Newman__________ Name: Randall T. Newman Title: VP

Signature Page to Amendment Number Seven to Master Loan and Security Agreement J.P. MORGAN CHASE BANK, N.A., as a Lender By:____/s/ Chiara Carter___________________ Name: Chiara Carter Title: Executive Director

Signature Page to Amendment Number Seven to Master Loan and Security Agreement AMERICAN HOMES 4 RENT PROPERTIES ONE, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES TWO, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES THREE, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES FOUR, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES FIVE, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager

Signature Page to Amendment Number Seven to Master Loan and Security Agreement AMERICAN HOMES 4 RENT PROPERTIES SIX, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES SEVEN, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES EIGHT, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES NINE, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT PROPERTIES TEN, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT, L.P., as a Borrower By: AMERICAN HOMES 4 RENT, its General Partner By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Chief Legal Officer

Signature Page to Amendment Number Seven to Master Loan and Security Agreement AH4R PROPERTIES, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMERICAN HOMES 4 RENT I, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AMH PORTFOLIO ONE, LLC, as a Borrower By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager AH4R - FL 2, LLC AH4R - FL 4, LLC AH4R - FL 11, LLC AH4R - GA, LLC AH4R - GA 2, LLC AH4R - GA 3, LLC AH4R - GA 4, LLC AH4R - IL, LLC AH4R - TN 3, LLC, each as a Borrower By: AH4R PROPERTIES, LLC, its sole member By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager

Signature Page to Amendment Number Seven to Master Loan and Security Agreement AH4R I FL, LLC AH4R I FL Orlando, LLC AH4R I GA, LLC AH4R I IL, LLC AH4R I IN, LLC AH4R I NC, LLC AH4R I OH, LLC AH4R I TX, LLC, each as a Borrower By: AMERICAN HOMES 4 RENT I, LLC, its sole member By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager Beazer Pre-Owned Homes LLC Beazer Pre-Owned Homes II LLC, each as a Borrower By: AMH Portfolio One, LLC, its sole member By:___/s/ Sara Vogt-Lowell________________ Name: Sara Vogt-Lowell Title: Manager

ANNEX I BORROWER ENTITIES American Homes 4 Rent Properties One, LLC, American Homes 4 Rent Properties Two, LLC, American Homes 4 Rent Properties Three, LLC, American Homes 4 Rent Properties Four, LLC, American Homes 4 Rent Properties Five, LLC, American Homes 4 Rent Properties Six, LLC, American Homes 4 Rent Properties Seven, LLC, American Homes 4 Rent Properties Eight, LLC, American Homes 4 Rent Properties Nine, LLC, American Homes 4 Rent Properties Ten, LLC, American Homes 4 Rent, L.P., AH4R Properties, LLC, American Homes 4 Rent I, LLC, AMH Portfolio One, LLC, AH4R - FL 2, LLC AH4R - FL 4, LLC AH4R - FL 11, LLC AH4R - GA, LLC AH4R - GA 2, LLC AH4R - GA 3, LLC AH4R - GA 4, LLC AH4R - IL, LLC AH4R - TN 3, LLC AH4R I FL, LLC AH4R I FL Orlando, LLC AH4R I GA, LLC AH4R I IL, LLC AH4R I IN, LLC AH4R I NC, LLC AH4R I OH, LLC AH4R I TX, LLC Beazer Pre-Owned Homes LLC Beazer Pre-Owned Homes II LLC